UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 27, 2009

Hawkins, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 East Hennepin Avenue Minneapolis, MN		55413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code  (612) 331-6910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2009, Hawkins, Inc. (the “Company”) received a written communication from G. Robert Gey regarding the disclosure made by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2009 announcing Mr. Gey’s intention to resign from the Company’s Board of Directors effective upon the end of his current term as expressed by letter dated April 27, 2009.

The written communication from Mr. Gey is attached to this Amendment to Current Report on Form 8-K as Exhibit 17.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 17 – Correspondence from G. Robert Gey.*

Exhibit 17.1 – Correspondence from G. Robert Gey.

*	Filed as an attachment to the original Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: May 20, 2009	By:	/s/ Richard G. Erstad

Richard G. Erstad Vice President, General Counsel, and Secretary